UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2014

BLOX, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53565	20-8530914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 206 - 595 Howe Street, Vancouver, British Columbia, V6C 2T5
(Address of principal executive offices)

(778) 218-9638
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 23, 2013, Blox Inc., formerly Nava Resources, Inc. (the “Company”), entered into an amalgamation agreement dated June 19, 2013 (the “Agreement”) with Ourco Capital Ltd., a wholly-owned subsidiary of the Company (“Ourco”), International Eco Endeavors Corp. (“Eco Endeavors”), Kenderesh Endeavors Corp. (“Kenderesh”), and Kenderes Biogaz Termelo Korlatolt Fele Lossegu Tarsasag (“Kenderes Biogaz”), pursuant to which Ourco and Eco Endeavors agreed to amalgamate to form “Amalco”, pursuant to the provisions of the Business Corporation Act (British Columbia). Kenderes Biogaz is a wholly-owned subsidiary of Kenderesh which, in turn, is a wholly-owned subsidiary of Eco Endeavors. Kenderes Biogaz owns and operates a biogas plant located near Budapest, Hungary.

On February 3, 2014, the Company entered into an amending agreement effective as of September 30, 2013 (the “Amending Agreement”). Pursuant to the terms of the Amending Agreement, the company has agreed to the following:

1.	to extend the closing of the transaction to March 31, 2014;

2.	to change the officers and directors of the Company on the effective date of the amalgamation;

3.	to enter into a term sheet or consulting agreement to appoint a chief executive officer including the consideration of the issuance of shares based on 10% of the Company’s issued and outstanding common shares and 10% of the total number of the Company’s common shares and securities that are otherwise exercisable or convertible into common shares issued pursuant to the Quivira transaction, as more particularly described in the Amending Agreement;

4.	to enter into a term sheet or consulting agreement to appoint additional directors and officers including the consideration of the issuance of an aggregate of 1,700,000 stock options, as more particularly described in the Amending Agreement;

5.	to use a portion of private placement proceeds to pay all outstanding indebtedness to named creditors equal to 75,000 EURO and 1,800,000 HUF (Hungarian currency), as more particularly described in the Amending Agreement;

6.	to enter into a consulting agreement with Emerald Power Consulting Inc. for the consideration of CDN$10,000 per month plus applicable taxes, for a one year term, renewable for subsequent one year periods at the election of Emerald Power Consulting Inc.

7.	Post-closing covenants of the Amending Agreement and shall expire two years from the effective date.

Item 9.01	Financial Statements and Exhibits
99.1	Amalgamation Agreement dated June 19, 2013 (incorporated by reference to the Company’s Annual Report on Form 10-K filed on September 17, 2013)
99.2	Amalgamation Amending Agreement dated February 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOX, INC.

/s/ Ronald Renne
Ronald Renne
President and Chief Executive Officer
Date: February 20, 2014